CONVERTIBLE NOTE PAYABLE TO A RELATED PARTY	6 Months Ended
Jun. 30, 2023
Convertible Notes Payable To Related Party Abstract
CONVERTIBLE NOTE PAYABLE TO A RELATED PARTY
NOTE 8 - CONVERTIBLE NOTE PAYABLE TO A RELATED PARTY

The Company has an agreement with an entity related to its main shareholder, to provide it with up to $2,000 in revolving loans through January 1, 2024. Loans received under the arrangement bear interest at the yearly rate of 2.5%. In connection with the arrangement, the holder was granted an option to convert up to $2,000 of the loan into the Company’s shares at a price of $0.40 per share. In October 2020, the entity converted $800 into 2,000,000 shares (see also note 13).

As of June 30, 2023, and December 31, 2022 the convertible notes payable to this related party consist of $1,112 and $1,104, respectively.

Total interest expense related to the note is $14 and $16 for the periods ended June 30, 2023 and 2022, respectively.